THE . BJURMAN . FUNDS
                                     [LOGO]

                               Bjurman Micro-Cap
                                  Growth Fund

                               -----------------

                                 Annual Report

                                 March 31, 1999

BJURMAN MICRO-CAP GROWTH FUND
LETTER TO SHAREHOLDERS
================================================================================

TO OUR SHAREHOLDERS:

The Bjurman Micro-Cap Growth Fund opened March 31, 1997 and has had a positive cumulative total return of 53.00% versus a total return of 25.59% for the Russell 2000 Growth Index for the 2-year period ending March 31, 1999. The past 12 months have witnessed weakness in small cap stocks in general, as our micro-cap Fund had a negative return of -10.09% versus a negative return of -11.04% for the Russell 2000 Growth Index. This negative return was in spite of the 49.1% median last 12 months earnings growth rate for the companies in the Fund. Over longer periods of time the prices of stocks generally move in the direction of earnings growth. As we continue to focus on fast growing companies, we would expect the returns to be in line with the underlying earnings growth of the companies in the portfolio.

Positive economic fundamentals continue to support strong earnings growth for small capitalization companies. The expected median earnings growth for the companies held in the Fund for the next 12 months is 29% versus 19% for the Russell 2000 Index and 18.5% for the S&P 500 Index. The median forward price/earnings ratio for the companies held in the Fund is 17.2x, versus 13.6x for the Russell 2000 and 18.6x for the S&P 500. High earnings growth rates and low price/earnings ratios (undervaluation) tend to produce an excellent opportunity for investors.

As of March 31, 1999, the Fund was diversified among 63 companies and 13 sectors of the market.

MARKET OUTLOOK

Strong economic growth in the United States, coupled with low inflation and low interest rates, provide an excellent underpinning for gains in the overall stock market.

Small capitalization stocks are at a 20 year low relative to large capitalization issues. Because of the current low valuations and high earnings growth for small cap stocks, we believe this to be one of the most opportune times in history for investment in this sector of the market.

OUR MANAGEMENT APPROACH
The Fund seeks capital appreciation through investments in common stocks of companies with market capitalizations typically between $30 million and $300 million at the time of investment. We employ a growth-oriented approach to equity investment management and seek to outperform market averages over a complete market cycle by investing in companies we believe have above average earnings prospects.

Our equity selection process attempts to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening a universe of approximately 1,900 companies with market capitalizations ranging from $30 million up to $300 million, using five models which emphasize both growth and value attributes. The screening factors include
(1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio and (5) price to cash flow. The next step involves a top-down economic analysis designed to identify the 10 to 15 most promising economic sectors over the next 12 to 18 months.

Stocks are ranked according to the above five criteria in an attempt to identify approximately 100 to 190 companies offering the best growth prospects and selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, we attempt to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well-diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of the Fund's market value.

HOW TO INVEST IN THE FUND
The minimum initial investment is $5,000 for Regular accounts and $2,000 for IRA and SEP accounts and $500 for subsequent investments.

To purchase shares of the Fund or to receive a prospectus, call (800) 227-7264 or download from our website: www.bjurmanfunds.com.

The Fund is also available through the following brokerage houses: Accutrade Inc., Ameritrade Inc., Bidwell & Co., Charles Schwab & Co. Inc.'s Mutual Fund One Source(R) program, Discover Brokerage Direct, E*Trade, Fidelity Investments, Jack White & Co.'s No Fee Network, People's Securities, Waterhouse Securities Inc., and Quick & Reilly.

We thank you for your continued support and confidence in our organization.

Sincerely,

/s/ G. Andrew Bjurman, CFA, CIC            /s/ O. Thomas Barry, III, CFA, CIC

G. Andrew Bjurman, CFA, CIC                O. Thomas Barry, III, CFA, CIC
Co-President and Portfolio Manager         Co-President and Portfolio Manager


        Comparison of the Change in Value of a $10,000 Investment in the
        Bjurman Micro-Cap Growth Fund and the Russell 2000 Growth Index
--------------------------------------------------------------------------------

                                                  3/99
                                                -------
Bjurman Micro-Cap Growth Fund                   $15,300
Russell 2000 Growth Index                       $12,559
--------------------------------------------------------------------------------

                         ------------------------------
                          Average Annual Total Returns

                            1 Year    Since Inception*
                           (10.09)%        23.69%
                         ------------------------------

                      *Fund inception was March 31, 1997.

           Past performance is not predictive of future performance.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
================================================================================
ASSETS
Investment securities:
   At acquisition cost .......................................      $ 7,859,459
                                                                    ===========
   At value (Note 2) .........................................      $ 9,429,802
Dividends receivable .........................................              480
Receivable for capital shares sold ...........................            5,500
Receivable for securities sold ...............................          131,164
Due from Adviser .............................................           20,036
Organization costs, net (Note 2) .............................           55,046
Other assets .................................................            7,016
                                                                    -----------
   TOTAL ASSETS ..............................................        9,649,044
                                                                    -----------
LIABILITIES
Payable for capital shares redeemed ..........................           18,134
Payable for securities purchased .............................          218,442
Payable to affiliates (Note 4) ...............................           23,209
Other accrued expenses and liabilities .......................           25,155
                                                                    -----------
   TOTAL LIABILITIES .........................................          284,940
                                                                    -----------

NET ASSETS ...................................................      $ 9,364,104
                                                                    ===========

Net assets consist of:
Paid-in capital ..............................................      $ 9,030,546
Accumulated net realized loss from security transactions .....       (1,236,785)
Net unrealized appreciation on investments ...................        1,570,343
                                                                    -----------
   Net assets ................................................      $ 9,364,104
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................          510,127
                                                                    ===========

Net asset value, offering price and
   redemption price per share (Note 2) .......................      $     18.36
                                                                    ===========

See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
================================================================================
INVESTMENT INCOME
   Dividends ....................................................     $  18,197
                                                                      ---------
EXPENSES
   Investment advisory fees (Note 4) ............................        82,678
   Professional fees ............................................        60,615
   Administration fees (Note 4) .................................        49,973
   Transfer agent fees (Note 4) .................................        41,348
   Accounting services fees (Note 4) ............................        25,660
   Distribution expense (Note 4) ................................        20,670
   Custodian fees ...............................................        19,831
   Organization expense (Note 2) ................................        18,529
   Trustees' fees and expenses ..................................        16,550
   Registration fees ............................................        10,004
   Shareholder reports ..........................................         8,606
   Postage and supplies .........................................         8,507
   Underwriting fees (Note 4) ...................................         1,500
   Insurance expense ............................................         1,071
                                                                      ---------
      TOTAL EXPENSES ............................................       365,542
   Fees waived and expenses reimbursed by the Adviser (Note 4) ..      (216,740)
                                                                      ---------
      NET EXPENSES ..............................................       148,802
                                                                      ---------

NET INVESTMENT LOSS .............................................      (130,605)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from security transactions .................      (943,297)
   Net change in unrealized appreciation/
      depreciation on investments ...............................       374,093
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................      (569,204)
                                                                      ---------

NET DECREASE IN NET ASSETS FROM OPERATIONS ......................     $(699,809)
                                                                      =========

See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
===================================================================================================
                                                                           YEAR            YEAR
                                                                          ENDED           ENDED
                                                                         MARCH 31,       MARCH 31,
                                                                           1999            1998
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss .............................................    $  (130,605)    $   (30,788)
   Net realized loss from security transactions ....................       (943,297)       (293,488)
   Net change in unrealized appreciation/depreciation on investments        374,093       1,196,250
                                                                        -----------     -----------
Net increase (decrease) in net assets from operations ..............       (699,809)        871,974
                                                                        -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................................      6,485,547       6,041,357
   Payments for shares redeemed ....................................     (2,928,282)       (506,683)
                                                                        -----------     -----------
Net increase in net assets from capital share transactions .........      3,557,265       5,534,674
                                                                        -----------     -----------

TOTAL INCREASE IN NET ASSETS .......................................      2,857,456       6,406,648

NET ASSETS
   Beginning of year (Note 1) ......................................      6,506,648         100,000
                                                                        -----------     -----------
   End of year .....................................................    $ 9,364,104     $ 6,506,648
                                                                        ===========     ===========

CAPITAL SHARE ACTIVITY
   Shares sold .....................................................        349,848         338,203
   Shares redeemed .................................................       (158,431)        (27,826)
                                                                        -----------     -----------
   Net increase in shares outstanding ..............................        191,417         310,377
   Shares outstanding, beginning of year (Note 1) ..................        318,710           8,333
                                                                        -----------     -----------
   Shares outstanding, end of year .................................        510,127         318,710
                                                                        ===========     ===========

See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
===================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------
                                                               YEAR          YEAR
                                                              ENDED         ENDED
                                                             MARCH 31,     MARCH 31,
                                                               1999          1998
-----------------------------------------------------------------------------------
Net asset value at beginning of year ....................    $  20.42      $  12.00
                                                             --------      --------
Income (loss) from investment operations:
   Net investment loss ..................................       (0.26)        (0.10)
   Net realized and unrealized gain (loss) on investments       (1.80)         8.52
                                                             --------      --------
Total from investment operations ........................       (2.06)         8.42
                                                             --------      --------

Net asset value at end of year ..........................    $  18.36      $  20.42
                                                             ========      ========

Total return ............................................     (10.09%)       70.17%
                                                             ========      ========

Net assets at end of year (000's) .......................    $  9,364      $  6,507
                                                             ========      ========

Ratio of net expenses to average net assets .............       1.80%         1.80%

Ratio of gross expenses to average net assets(A) ........       4.40%        13.35%

Ratio of net investment loss to average net assets ......      (1.58%)       (1.41%)

Portfolio turnover rate .................................        234%          110%

(A) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

BJURMAN MICRO-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
  SHARES         COMMON STOCKS -- 99.3%                                VALUE
--------------------------------------------------------------------------------
                 BASIC MATERIALS** -- 1.5%
    6,200        Armor Holdings, Inc.* .......................      $    84,863
   10,000        Display Technologies, Inc. ..................           51,875
                                                                    -----------
                                                                        136,738
                                                                    -----------
                 CONSUMER, CYCLICAL**-- 5.2%
   11,500        JAKKS Pacific, Inc.* ........................          212,750
    6,002        Monaco Coach Corp.* .........................          138,421
    3,500        Powerhouse Technologies, Inc.* ..............           60,156
    3,000        Salton, Inc.* ...............................           73,312
                                                                    -----------
                                                                        484,639
                                                                    -----------
                 CONSUMER, NON-CYCLICAL** -- 1.3%
    6,000        J & J Snack Foods Corp.* ....................          120,750
                                                                    -----------

                 CONSUMER SERVICES** -- 2.2%
    4,000        Bristol Hotel & Resorts, Inc.* ..............           34,250
    5,500        Information Holdings Inc.* ..................           98,312
    8,000        Taco Cabana, Inc.* ..........................           70,500
                                                                    -----------
                                                                        203,062
                                                                    -----------
                 ELECTRONIC TECHNOLOGY** -- 36.5%
   11,100        Alpha Industries, Inc.* .....................          203,963
   10,700        Ardent Software, Inc.* ......................          171,869
   10,000        Cybex Computer Products Corp.* ..............          179,375
    4,600        Digital Lava, Inc.* .........................           51,750
    2,500        Environmental Tectonics Corp.* ..............           50,625
    8,800        Genesis Microchip Inc.* .....................          209,000
    2,000        Heritage Commerce Corp.* ....................           40,500
    7,900        Herley Industries, Inc.* ....................           94,800
   18,600        InterVoice, Inc.* ...........................          204,600
   23,000        Measurement Specialties, Inc.* ..............          172,500
    9,500        Microwave Power Devices, Inc.* ..............           76,000
    8,200        MySoftware Co.* .............................          143,500
      250        pcOrder.com, Inc.* ..........................           14,156
   12,000        Rimage Corp.* ...............................          174,000
    4,100        theglobe.com, Inc.* .........................          213,713
    9,900        Transwitch Corp.* ...........................          447,975
    7,400        TSI International Software Ltd.* ............          361,213
   10,000        Wiztec Solutions Ltd.* ......................          179,375
    6,500        Xoom.com, Inc.* .............................          435,906
                                                                    -----------
                                                                      3,424,820
                                                                    -----------
                 ENERGY** -- 5.1%
    5,000        Cabot Oil & Gas Corp. .......................           72,188
   13,900        Chieftain International, Inc.* ..............          170,275
   17,400        Nuevo Energy Co.* ...........................          234,900
                                                                    -----------
                                                                        477,363
                                                                    -----------

BJURMAN MICRO-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
  SHARES         COMMON STOCKS -- 99.3% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                 FINANCE** -- 3.7%
    6,700        CNY Financial Corp. .........................      $    82,075
    2,000        Emerald Financial Corp. .....................           37,375
    4,900        MECH Financial, Inc. ........................          154,963
    2,000        MicroFinancial Inc.* ........................           29,000
      500        MiningCo.com, Inc.* .........................           44,750
                                                                    -----------
                                                                        348,163
                                                                    -----------
                 HEALTHCARE**-- 19.8%
   14,000        Abgenix, Inc.* ..............................          211,750
    3,500        Advance Paradigm, Inc.* .....................          221,156
   17,000        Colorado MEDtech, Inc.* .....................          189,125
    8,900        D & K Healthcare Resources, Inc.* ...........          220,275
    7,500        Empi, Inc.* .................................          162,187
   12,000        MedicalControl, Inc.* .......................          115,500
    5,100        Priority Healthcare Corp.* ..................          230,775
   13,000        Stericycle, Inc.* ...........................          174,687
    2,500        WorldHeart Corp.* ...........................           34,844
    7,500        Xomed Surgical Products, Inc.* ..............          294,375
                                                                    -----------
                                                                      1,854,674
                                                                    -----------
                 INDUSTRIAL** -- 11.1%
   10,200        GP Strategies Corp.* ........................          181,050
    9,700        Market Guide, Inc.* .........................          124,887
    8,000        NetGravity, Inc.* ...........................          331,000
   11,000        New Horizons Worldwide, Inc.* ...............          218,625
    9,400        School Specialty, Inc.* .....................          183,887
                                                                    -----------
                                                                      1,039,449
                                                                    -----------
                 PRODUCER MANUFACTURING** -- 3.5%
   14,500        Noble International, Ltd.* ..................          154,062
    4,000        Oshkosh Truck Corp. .........................          130,000
    1,500        STRATTEC SECURITY CORP.* ....................           42,188
                                                                    -----------
                                                                        326,250
                                                                    -----------
                 RETAIL TRADE** -- 6.2%
   20,000        Bombay Company, Inc. (The)* .................           80,000
    9,300        Chico's Fas, Inc.* ..........................          199,950
   11,500        Hello Direct, Inc.* .........................           92,000
   16,600        One Price Clothing Stores, Inc.* ............           80,925
    6,000        Sonic Automotive, Inc.* .....................           93,000
    4,000        Ultimate Electronics, Inc.* .................           37,250
                                                                    -----------
                                                                        583,125
                                                                    -----------
                 UTILITIES** -- 3.2%
   12,500        Gilat Communications Ltd.* ..................          174,219
   11,100        Price Communications Corp.* .................          123,488
                                                                    -----------
                                                                        297,707
                                                                    -----------

                 TOTAL COMMON STOCKS (COST $7,726,397) .......      $ 9,296,740
                                                                    -----------

BJURMAN MICRO-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         MONEY MARKETS -- 1.4%                                 VALUE
--------------------------------------------------------------------------------
  133,062        Firstar Treasury Fund (Cost $133,062) .......      $   133,062
                                                                    -----------

                 TOTAL INVESTMENT SECURITIES-- 100.7%
                   (COST $7,859,459) .........................      $ 9,429,802

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.7)%         (65,698)
                                                                    -----------

                 NET ASSETS -- 100.0% ........................      $ 9,364,104
                                                                    ===========

*    Non-income producing security.
**   Securities are grouped by sector.

BJURMAN MICRO-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   ORGANIZATION

The Bjurman Funds (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated September 26, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Bjurman Micro-Cap Growth Fund (the "Fund"). The Fund commenced operations on March 31, 1997 when 8,333 capital shares were purchased at $12 per share.

The Fund seeks capital appreciation through investments in the common stocks of smaller companies with market capitalizations typically between $30 million and $300 million at the time of investment.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities   valuation  --  Investments  in  securities  traded  on  a  national securities exchange are valued at the last reported sales price. Unlisted securities, securities sold over-the-counter, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually in December. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

BJURMAN MICRO-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $7,859,459 as of March 31, 1999, the Fund had net unrealized appreciation of $1,570,343, consisting of $1,804,380 of gross unrealized appreciation and $234,037 of gross unrealized depreciation.

As of March 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $1,236,785, which expire through March 31, 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. The Fund's net investment loss of $130,605 for the year ended March 31, 1999 has been reclassified to paid-in capital on the Statement of Assets and Liabilities.

3.   INVESTMENT TRANSACTIONS

For the year ended March 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $22,389,052 and $19,050,710, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of George D. Bjurman & Associates (the "Adviser"), or of Countrywide Fund Services, Inc. ("CFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY FEE
The Adviser provides the Fund with investment advisory services. For providing investment advisory services, the Fund pays the Adviser a monthly fee, which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse certain expenses of the Fund to the extent necessary to limit total operating expenses to 1.80% of the Fund's average daily net assets. For the year ended March 31, 1999, the Adviser waived its investment advisory fee of $82,678 and reimbursed the Fund for $134,062 of other operating expenses. Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser and approved by the Trust's Board of Trustees, in the first, second, or third fiscal year next succeeding the fiscal year of the withholding, reduction, and/or absorption, if the aggregate amount paid by the Fund toward the operating expense for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce, or absorb current Fund expense.

BJURMAN MICRO-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

ADMINISTRATION  FEE
Under the terms of the Administration Agreement effective December 18, 1998, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such assets from $25 million to $50 million; and 0.10% of such assets in excess of $50 million, subject to a monthly minimum fee of $2,000. Under the Administration Agreement, CFS earned $6,710 during the year ended March 31, 1999.

TRANSFER AGENT FEE
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement effective December 18, 1998, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a monthly minimum fee of $2,000. Under the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS earned $6,710 during the year ended March 31, 1999. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES FEE
Under the terms of the Accounting Services Agreement effective December 18, 1998, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,500 from the Fund. Under the Accounting Services Agreement, CFS earned $8,387 during the year ended March 31, 1999. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING FEE
Under the terms of an Underwriting Agreement effective December 18, 1998, CW Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter receives a monthly fee of $500 from the Fund. The Underwriter is an affiliate of CFS by reason of common ownership.

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Plan, the Fund will reimburse the Adviser, the Underwriter or others for expenses incurred in distributing and promoting shares of the Fund at a maximum aggregate annual rate of 0.25% of the Fund's average daily net assets. Under the Plan, the Fund incurred $20,670 of distribution fees during the year ended March 31, 1999.

PRIOR AFFILIATE AGREEMENTS
Prior to December 18, 1998, First Data Investor Services Group ("FDIS") performed administrative, transfer agent and accounting services for the Fund. Contractual amounts paid by the Fund to FDIS for these administrative, transfer agent and accounting services were $43,263, $34,638 and $17,273, respectively, during the period ended December 18, 1998.

BJURMAN MICRO-CAP GROWTH FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Trustees of the Bjurman Micro-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Bjurman Micro-Cap Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bjurman Micro-Cap Growth Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                /s/ Deloitte & Touche LLP

                                                DELOITTE & TOUCHE LLP
                                                Los Angeles, California
                                                May 12, 1999

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14

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                                                                              15

THE BJURMAN FUNDS
10100 Santa Monica Blvd., Suite 1200
Los Angeles, California 90067

BOARD OF TRUSTEES
G. Andrew Bjurman
O. Thomas Barry, III
Donald W. Hudson, Jr.
Joseph E. Maiolo
William Wallace

INVESTMENT ADVISER
George D. Bjurman & Associates
10100 Santa Monica Blvd, Suite 1200
Los Angeles, California 90067

UNDERWRITER
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street, 6th Floor
Cincinnati, Ohio 45202

LEGAL COUNSEL
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071

INDEPENDENT AUDITOR
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017

TABLE OF CONTENTS
-------------------------------------------------
President's Letter ........................     1
Statement of Assets and Liabilities .......     3
Statement of Operations ...................     4
Statement of Changes in Net Assets ........     5
Financial Highlights ......................     6
Portfolio of Investments ..................     7
Notes to Financial Statements .............    10
Auditors' Report ..........................    13
-------------------------------------------------

      For Additional Information and a free
        prospectus about Bjurman Micro-Cap
                Growth Fund call:

                  (800) 227-7264

    or visit The Bjurman Funds' website on the Internet at www.bjurmanfunds.com

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objective, policies, expenses and other information.